Exhibit 99.1

ALX Oncology Announces Further Additions to Leadership Team and Board of Directors, Appointing Harish Shantharam as Chief Financial Officer and Adding Barbara Klencke and Chris Takimoto to Board of Directors

- Mr. Shantharam is a proven biotech industry executive with over two decades of senior leadership experience in finance, commercial and corporate operations

- Dr. Klencke is a seasoned clinical leader in oncology drug development with more than 20 years of industry experience

- Dr. Takimoto brings a distinguished track record in oncology and drug development with 17 years of industry experience

SOUTH SAN FRANCISCO, Calif., January 22, 2025 – ALX Oncology Holdings Inc., (“ALX Oncology” or the “Company”) (Nasdaq: ALXO), a clinical-stage biotechnology company advancing therapies that boost the immune system to treat cancer and extend patients’ lives, today announced the appointment of Harish Shantharam, CFA, as Chief Financial Officer (CFO). In addition, the company appointed Barbara Klencke, M.D., and Chris H. Takimoto, M.D., Ph.D., FACP, to its Board of Directors. These appointments follow the recent additions to the ALX Oncology executive team of Alan Sandler, M.D., as Chief Medical Officer, and Allison Dillon, Ph.D., as Chief Business Officer.

“We are excited to welcome Harish, Barbara and Chris to the ALX Oncology team,” said Jason Lettmann, Chief Executive Officer at ALX Oncology. “Their diverse range of experience adds deep financial, clinical and business development leadership to our team as we advance our lead candidate evorpacept into late-stage clinical trials in 2025. Harish brings a proven track record of leading finance functions with an emphasis on operational excellence to deliver results through pivotal growth periods, building high performing teams and scaling organizations, which will be invaluable as we embark on a transformational year for ALX. Barbara and Chris are globally recognized and well-respected oncology leaders with demonstrated business acumen who share our dedication to advancing and delivering clinically meaningful immuno-oncology innovation.”

“I look forward to working with Barbara and Chris on the Board of Directors,” said Corey Goodman, Ph.D., Chairman of ALX Oncology. “Their expertise in cancer research and in the development of innovative oncology therapies across all stages of R&D – from discovery to regulatory approval and commercialization – make them exceptional additions and assets to the ALX Oncology Board.”

Harish Shantharam, CFA

Mr. Shantharam has over 20 years of experience in financial and commercial functions at a broad range of biotech and biopharmaceutical companies at various stages of growth and market capitalization. His expertise spans finance strategy and operations, commercialization, capital markets engagement and business development. Most recently, he served as Chief Financial Officer at CymaBay Therapeutics, where he helped guide the company in its transition towards late-stage development and commercial readiness and through its $4.3 billion acquisition by Gilead Sciences. Earlier in his career, he served in roles of increasing responsibility and scope at Gilead Sciences, including as Vice President and Head of Global Commercial Finance, when he led the financial operations supporting a $20-$30 billion dollar revenue business globally. While at Gilead, he also led business development activities for finance for several strategic acquisitions and supported numerous major new product launches in financial and commercial operations capacities. Prior to Gilead, Mr. Shantharam served in various roles of increasing responsibility driving forecasting, commercial analytics and business development at Amgen. Mr. Shantharam holds an MBA in finance from UCLA Anderson School of Management and a graduate degree in Industrial Engineering from the University of Texas at Arlington. He is also a CFA charter holder.

Barbara Klencke, M.D.

Dr. Klencke has over 30 years of experience in patient care, academic and scientific research and clinical drug development in hematology and oncology. She has deep R&D expertise and has made significant contributions to the development, approval and commercialization of numerous oncology products through various executive leadership roles at a range of small, mid-sized and large biotech companies including Sierra Oncology (acquired by GlaxoSmithKline for $1.9 billion), Onyx Pharmaceuticals (acquired by Amgen for $10.4 billion) and Genentech, a member of the Roche Group. Prior to entering the biotechnology industry, Dr. Klencke served as an Assistant Clinical Professor of Medicine, Division of Hematology and Oncology, at the University of California, San Francisco, where she previously completed her training in hematology, oncology and internal medicine. She holds a Bachelor of Science degree from Indiana University and an M.D. from the University of California, Davis. In addition to ALX Oncology, Dr. Klencke is an independent board director of Xencor, TScan Therapeutics and Immune-Onc Therapeutics.

Chris H. Takimoto, M.D., Ph.D., FACP

Dr. Takimoto has over 30 years of experience in oncology and pharmacology through a distinguished career across academia, industry and public service. As a cancer researcher and drug developer, he has spearheaded the clinical development of numerous oncology products. Currently, Dr. Takimoto serves as Global Chief Medical Officer at the START Center for Cancer Research. Previously, he served as Chief Medical Officer at IGM Biosciences and Forty Seven through its acquisition by Gilead for $4.9 billion, and as Senior Vice President of Oncology at Gilead Sciences. Prior to that he held roles of increasing responsibility in oncology drug development at Janssen/Johnson & Johnson. Dr. Takimoto was also an independent board director for Tizona Therapeutics. He has held academic positions at the University of Texas Health Science Center at San Antonio, the National Cancer Institute and the Uniformed Services University of the Health Sciences, and he has served as a Commissioned Officer in the U.S. Public Health Service. Dr. Takimoto completed his internship and residency in internal medicine at the University of California, San Francisco, and a fellowship in oncology at the National Cancer Institute. He received a Bachelor of Science degree in chemistry from Stanford University, a Ph.D. in pharmacology from Yale University and an M.D. from Yale University School of Medicine.

About ALX Oncology

ALX Oncology (Nasdaq: ALXO) is a clinical-stage biotechnology company advancing therapies that boost the immune system to treat cancer and extend patients’ lives. ALX Oncology’s lead therapeutic candidate, evorpacept, has demonstrated potential to serve as a cornerstone therapy upon which the future of immuno-oncology can be built. Evorpacept is currently being evaluated across multiple ongoing clinical trials in a wide range of cancer indications. More information is available at www.alxoncology.com and on LinkedIn @ALX Oncology.

Cautionary note regarding forward-looking statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements include statements regarding future results of operations and financial position, business strategy, product candidates, planned preclinical studies and clinical trials, results of clinical trials, research and development costs, regulatory approvals, timing and likelihood of success, plans and objects of management for future operations, as well as statements regarding industry trends. Such forward-looking statements are based on ALX Oncology’s beliefs and assumptions and on information currently available to it on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause ALX Oncology’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These and other risks are described more fully in ALX Oncology’s filings with the Securities and Exchange Commission (SEC), including ALX Oncology’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents ALX Oncology files with the SEC from time to time. Except to the extent required by law, ALX Oncology undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

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Company Contact:

Allison Dillon, Chief Business Officer, ALX Oncology

ir@alxoncology.com

Media Contact:

Audra Friis, Sam Brown, Inc.

audrafriis@sambrown.com

(917) 519-9577